ANR Pipeline
an El Paso company

Senior Notes Offering
February 2003

Cautionary Statement Regarding Forward-looking Statements

This presentation includes forward-looking statements and projections, made in reliance on the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The company has made every reasonable effort to ensure that the information and assumptions on which these statements and projections are based are current, reasonable, and complete. However, a variety of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this presentation, including, without limitation, the successful completion of the plan to exit the energy trading business; the demand for cash collateral; actions by the credit rating agencies; the accounting and financial consequences of the plan to exit the energy trading business; changes in commodity prices for oil, natural gas, and power; general economic and weather conditions in geographic regions or markets served by El Paso Corporation and its affiliates, or where operations of the company and its affiliates are located; the uncertainties associated with governmental regulation, regulatory proceedings, appeals from regulatory proceedings, and any related litigation, including those related to the pending FERC proceeding; political and currency risks associated with international operations of the company and its affiliates; inability to realize anticipated synergies and cost savings associated with restructurings on a timely basis; difficulty in integration of the operations of previously acquired companies; competition; the successful implementation of the 2003 business plan; and other factors described in the company's (and its affiliates') Securities and Exchange Commission filings. While the company makes these statements and projections in good faith, neither the company nor its management can guarantee that anticipated future results will be achieved. Reference must be made to those filings for additional important factors that may affect actual results. The company assumes no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements made by the Company, whether as a result of new information, future events, or otherwise.

Offering Summary: ANR

Issuer:	ANR Pipeline Company ("ANR")
Ranking:	Senior unsecured
Amount:	$300 MM
Ratings:	B1/B+
Form of offering:	144A with registration rights
Maturity:	2010
Security:	None
Call protection:	NC–4
Covenants:	– Indebtedness – Restricted payments – Mergers – Sale-leasebacks – Liens – Affiliate transactions – Parent cash management program
Use of proceeds/ other transactions:	– $267 MM to retire intercompany accounts payable – $25 MM remaining net proceeds retained by ANR for capital expenditures – Contribution of 50% interest in Great Lakes – Distribution of intercompany receivables

Management Participants

John Somerhalder
President, El Paso Pipeline Group

Jim Cleary
President, ANR Pipeline Company

Jim Yardley
President, Southern Natural Gas Company

Greg Gruber
Chief Financial Officer and Treasurer
ANR Pipeline Company/Southern Natural Gas Company

Dwight Scott
Chief Financial Officer, El Paso Corporation

Investment Highlights

- Strong natural gas fundamentals
- Leading pipeline assets serving key markets
- Diverse, financially-stable customer bases
- Fee-based cash flows generated under long-term contracts
- Strong credit statistics and historical financial and operating performance
- Long-standing, constructive relationship with the FERC
- Management teams with extensive industry experience

ANR Pipeline
an El Paso company

ANR Pipeline

Strategically Located to Deliver Natural Gas to Key Markets

ANR Pipeline

- One of the largest domestic natural gas pipelines
- 10,600-mile system
  - 6.4 Bcf/d design capacity
  - 207 Bcf of storage
- Transports gas from LA, OK, TX, Rocky Mountains, the Gulf of Mexico, and Canada
- Supplies important midwest markets, including Chicago, Detroit, and Milwaukee
- Straight fixed/variable rate design with no expected rate case in near future



Great Lakes

- 2,115-mile system
  - 2.2 Bcf/d design capacity
- Provides link between Western Canada and MN, WI, and Eastern Canada

ANR Operating Strategy

Generate consistent returns as a leading natural gas transporter to midwestern U.S.

- Grow revenues by:
  - Providing high value services
  - Increasing market share with existing customers
  - Connecting new markets and supplies
- Control costs and implement best practices to maximize efficiency
- Continued focus on contract extensions and capacity remarketing

Stable Throughput


BBtu/d
3,710
3,515
3,807
3,776
3,691
1998
1999
2000
2001
2002E

Diverse Sources of Supply


Receives Supply From
Diverse Natural Gas
Producing Regions
Canadian
40%
Southeast
30%
Southwest
30%

Competitive Rate Structure and Stable Regulatory Environment

- Current rate case settled in 1998
- No pending or expected rate cases during next 5 years
- ANR uses a “straight fixed/variable” rate design
  - Over 93% of revenue comes from capacity reservation charges
  - Only minor revenue impact from volume changes

Strong Customer Profile

- ANR's approximately 250 customers meet creditworthiness provisions of tariff
  - Consistent with the tariff, we demand collateral for 3 months of demand charges from any customers we deem to be a credit risk
- Average contract life approximately 4 years, ranging from 1 month to 22 years
  - Recent experience leads management to expect renewals at competitive prices as contracts roll-off
- We Energies, ANR's largest customer, represented approximately 20% of our annual revenues in 2002
  - We Energies recently entered into a series of contracts with various terms from 2003–2010

Summary Capitalization

$ Millions

	09/30/02	Adjustments	Pro Forma 09/30/02
Cash	$ –	$ 25	$ 25
Long-term debt			
9.625% Notes due 2021	$ 300	$ –	$ 300
7.375% Notes due 2024	125	–	125
7.000% Notes due 2025	75	–	75
Proposed offering	–	300	300
Less: Unamortized discount	(2)	–	(2)
Total debt	$ 498	$ 300	$ 798
Total stockholder's equity	$ 783	$(171)	$ 612
Total book capitalization	**$1,281**	**$ 129**	**$1,410**

Summary Pro Forma Financial Data

$ Millions

	Pro Forma LTM 12/31/01	Pro Forma 9 Months Ending 9/30/02	Pro Forma LTM 9/30/02
ANR EBITDA	$ 290	$ 187	$ 268
Cash distributions from GL	47	29	49
Pro forma EBITDA	$ 337	$ 216	$ 317
Total debt	$ 798	$ 798	$ 798
Interest expense	70	52	70
Shareholder's equity	513	612	612
EBITDA/interest expense	4.8x	4.2x	4.5x
Net debt/EBITDA	2.3x	N/A	2.4x
Debt/total capitalization	60.9%	56.6%	56.6%

Note: Pro forma for Great Lakes and notes offering

El Paso Update

El Paso Five Point Plan

- Preserve and enhance value of core pipeline, production, midstream and non-merchant power business
- Divest non-core businesses quickly, but prudently
- Strengthen and simplify balance sheet while maximizing liquidity
- Aggressively pursue additional cost reductions
- Continue to work diligently to resolve regulatory and litigation matters

Core Business Strategies

- **Pipelines:** Protect and enhance value through continuous efficiency gains and prudent capital spending
- **Production:** Continue to be the industry leader in deep drilling with superior near-term volumes and profit
- **Midstream:** Participate in sector growth through El Paso Energy Partners
- **Power:** Maximize earnings and cash flow from stable, contracted projects while selling certain other assets

2001–2003 Capital Program

$ Billions

Total Capital Expenditures	
2001	$5.7
2002E	$4.0
2003 Plan	$2.6



$1.1
$1.1
$0.9
$2.3
$2.5
$1.3
$0.2
$0.2
$0.1
$1.4
($0.1)
$0.1
$0.7
$0.3
$0.2
Pipelines
Production
Midstream
Power
All other

2003 Estimated Cash Flow

$ Billions

	Year Ending December 31, 2003
Estimated operating cash flow	\$2.5 – \$2.8
Capital expenditures	(2.6)
Common stock dividends	(0.2)
Expected asset sales (excl. working capital)	2.6
Cash flow generation	\$2.3 – \$2.6
Mid-Continent asset sale	\$0.5
Adjusted cash flow generation	**\$2.8 – \$3.1**

Plan Update: Recently Announced Transactions

- El Paso expects a significant increase in liquidity based on its announced transactions
  - Incremental cash of $1.3 billion
  - Elimination of preferred security redemption (Trinity River) of $.8 billion in 2003–2004

Recently Announced Transactions

- $700 MM pipeline bond offerings due 2010
- $500 MM sale of Mid-Continent production assets
- Refinancing of Trinity River preferred security
  - $1.0 billion new 2-year term loan backed by remaining reserves currently in Trinity River
  - (.8) billion Trinity River redemption

  $0.2 billion incremental cash

Asset Sale Program Update

$ Billions

2003 announced asset sales[1]	$2.6
Mid-Continent asset sale	.5
Updated 2003 plan	**$3.1**

Closed 2003 to date	$ .3
Announced 1Q 2003	.2
Mid-Continent asset sale	.5
Total program progress	**$1.0**

[1]Excludes expected working capital recovery of approximately $300 million

2003 Liquidity

	$ Billions
Liquidity as of 1/31/03	**$2.6**
2003 Plan	
Cash flow generation	$2.3–$2.6
Debt maturities	(.5)
Multi-year revolver maturity	(1.0)
Preferred redemptions	(.6)
Electron and Gemstone equity payments	(.2)
Update for announced transactions	
Pipeline bonds	.7
Mid-Continent asset sale	.5
2-year term loan	1.0
Redemption of preferred security	(0.8)
Repayment of Electron	(1.0)
Projected liquidity as of December 31, 2003	**$3.0–$3.3**

Maturity Schedule: Plan Update

$ Millions

	2003			
	2Q	3Q	4Q	2004[1]
2003 Plan				
Debt	$ –	$ 300	$ 200	$ 350
Multi-year revolver	–	1,000	–	–
Preferred securities	390	330	410	620
Plan total	$ 390	$1,630	$ 610	$ 970
Recently Announced Transactions				
Elimination of Trinity River	(235)	(200)	(195)	(195)
New term loan	–	–	–	500
Updated total	**$ 155**	**$1,430**	**$ 415**	**$ 1,275**
Gemstone	–	–	–	950
Adjusted Total	$ 155	$1,430	$ 415	$ 2,225

[1]El Paso is actively engaged in renegotiating its 364-day $3 billion revolver. These numbers assume successful renegotiation and extension of maturity

Summary

Investment Highlights

- Strong natural gas fundamentals
- Leading pipeline assets serving key markets
- Diverse, financially stable customer bases
- Fee-based cash flows generated under long-term contracts
- Strong credit statistics and historical financial and operating performance
- Long-standing, constructive relationship with the FERC
- Management teams with extensive industry experience

Appendix

Transaction Overview: ANR

- Use of net proceeds:
  - $267 MM will be used to retire payables to affiliates
  - $25 MM will be retained by ANR for capital expenditures
- Concurrently with the notes offering, El Paso will contribute to ANR its 50% interest in Great Lakes Gas Transmission Limited Partnership[1]
  - Aligns interrelated assets
  - 2,115-mile pipeline extending from Minnesota to Michigan along the Canadian border
  - Book value of $229 MM[2] as of September 30, 2002
- Prior to the transaction, ANR will approve a $400 MM distribution of intercompany receivables to its parent

[1] 4.26% of our 50% interest in Great Lakes Gas Transmission Limited Partnership is owned through our interest in Great Lakes Gas Transmission Company

[2] Pro forma for the transaction

ANR Organization Structure

- ANR is a wholly owned subsidiary of El Paso Corporation
- Great Lakes management is overseen by an 8 member board of directors (equally represented by El Paso and TransCanada)



El Paso Corporation
American Natural Resources Co.
ANR Pipeline Company
El Paso Great Lakes, Inc.
50%
Great Lakes Gas Transmission Company
50%
TransCanada PipeLines Ltd.
45.74% General Partner
8.52% Limited Partner
45.74% General Partner
Great Lakes Gas Transmission Limited Partnership

ANR Pipeline
an El Paso company

Senior Notes Offering
February 2003